Amendment No. 1 to Building B Bridge Space Lease

AMENDMENT NO. 1 TO LEASE
This AMENDMENT NO. 1 TO LEASE (“Amendment”) is dated as of this 9th day of November, 2015 (the “Amendment Date”), by and between SANTA CLARA PHASE I PROPERTY LLC, a Delaware limited liability company (“Landlord”) and PALO ALTO NETWORKS, INC., a Delaware corporation (“Tenant”),
RECITALS
A.Landlord’s predecessor in interest and Tenant entered into that certain Lease dated as of May 28, 2015 (the “Lease”) for premises comprised of approximately 121,953 rentable square feet of floor area (“Leased Premises”) on the second, third, and fourth floors of the building located in the City of Santa Clara, County of Santa Clara, State of California, with a street address of 3325 Scott Boulevard, all as more particularly described in the Lease; and
B.Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Definitions. All capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to them in the Lease.
2.Intended Commencement Date. The definition of “Intended Commencement Date” in Paragraph 1.1of the Lease is hereby deleted and replaced in its entirety with the following:

“Intended Commencement Date:
February 1, 2016, with respect to the fourth (4th) floor of the Leased Premises (the “4th Floor Intended Commencement Date”), and, May 1, 2016 with respect to the second (2nd) and third (3rd) floors of the Leased Premises (the “2nd and 3rd Floor Intended Commencement Date”), in each case subject to Paragraph 2.3 hereof.”

3.List of Exhibits. The Exhibit C in the list of Exhibits set forth in Article 1 of the Lease is hereby amended to read as follows:
Exhibit C –Work Letter
4.Landlord’s Work.
(a)Paragraph 2.4 of the Lease is hereby modified by deleting the second sentence thereof and replacing it with the following:
On or before the 4th Floor Intended Commencement Date, Landlord shall deliver the fourth (4th) floor of the Leased Premises with the 4th Floor Tenant Improvements (as defined in the Work Letter attached hereto as Exhibit C) (the “Work Letter”) substantially complete (as described in Paragraph 7 of the Work Letter) and with the

1.

Amendment No. 1 to Building B Bridge Space Lease

fourth (4th) floor of the Leased Premises and such portion of the Landlord’s Work being Title 24 and ADA compliant as configured upon delivery to Tenant. On or before the 2nd and 3rd Floor Intended Commencement Date, Landlord shall deliver the second (2nd) and third (3rd) floors of the Leased Premises with the 2nd and 3rd Floor Tenant Improvements (as defined in the Work Letter) substantially complete and with the second (2nd) and third (3rd) floors of the Leased Premises and such portion of the Landlord’s Work being Title 24 and ADA compliant as configured upon delivery to Tenant (the foregoing work in the entirety of the Leased Premises is referred to herein as “Landlord’s Work”). For the avoidance of confusion, there shall be no penalties and Tenant shall have no termination rights on account of Landlord’s failure to complete the foregoing portions of the Landlord’s Work by the dates set forth herein, it being the intent of the parties that the sole consequence of such delays would be similar delays in the dates by which Base Monthly Rent would commence under this Lease.
(b)Exhibit C attached to the Lease is hereby deleted and replaced with Exhibit C attached to this Amendment.
5.Deletion of Termination Right. Paragraph 2.3(b) of the Lease is hereby deleted, it being the intention of Landlord and Tenant that Tenant shall have no right to terminate the Lease as set forth in such Paragraph 2.3(b).
6.Lease Commencement Date And Lease Term.
(a)Clause (b) of the first sentence of Paragraph 2.3(a) is hereby deleted and replaced with the following: “(ii) the 2nd and 3rd Floor Intended Commencement Date”.
(b)A new Paragraph 2.3(b) is hereby added to the Lease to read as follows:
(b) Notwithstanding Paragraph 2.3(a) above, if Tenant elects to occupy a portion of the Leased Premises for the conduct of Tenant’s business prior to the Lease Commencement Date, then Tenant shall be required to pay Base Monthly Rent and utilities with respect to such portion of the Leased Premises and to comply with all other provisions of this Lease (including but not limited to Article 9 below) applicable to the portion of the Leased Premises so occupied, but the Lease Commencement Date shall not occur until the date set forth in Paragraph 2.3(a) above; provided, however, that Tenant shall not elect to occupy the Leased Premises pursuant to this Paragraph 2.3(b) prior to substantial completion of the Landlord’s Work in such portion of the Leased Premises.
(c)The following sentence is hereby deleted from Paragraph 2.3(a) of the Lease: “By no later than three (3) months before the Intended Commencement Date, Landlord shall complete so much of Landlord’s Work as is required to enable such early occupancy.”
(d)Notwithstanding any contrary or inconsistent provision of the Lease or this Amendment, Tenant shall be required to pay Base Monthly Rent and utilities with respect to the fourth floor of the Leased Premises upon substantial completion of the 4th Floor Tenant Improvements (as defined in the Work Letter) and delivery of the fourth floor of the Leased Premises in the condition described in Paragraph 2.4 of the Lease, as amended by Section 4(a) of this Amendment.
7.Condition Precedent To Lease Amendment. Landlord’s obligations hereunder are subject to the receipt by Landlord, no later than fifteen (15) business days after the date hereof, of the Lender’s Consent, as hereinafter defined. Landlord hereby agrees to use diligent efforts to obtain the

2.

Amendment No. 1 to Building B Bridge Space Lease

Lender’s Consent by such date; however, if Landlord does not receive the Lender’s Consent by such date, this Amendment shall, at Landlord’s option, thereupon be deemed terminated and of no further force or effect, and neither party shall have any further rights, obligations, or liabilities hereunder. As used herein, the term “Lender’s Consent” means a written consent to this Amendment and the amendment to the Building F Lease entered into substantially concurrently with this Amendment, in form reasonably satisfactory to Landlord, executed by the holder of the promissory note secured by any deed of trust encumbering the fee interest in the real property of which the Leased Premises are a part.
8.Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.
9.Miscellaneous.
9.1    Voluntary Agreement. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.
9.2    Attorney’s Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party, reasonable attorney’s fees and costs of suit.
9.3    Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.
9.4    Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.
IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

TENANT:

PALO ALTO NETWORKS, INC. , a Delaware corporation

By: _/s/ Mark D. McLaughlin_______________________________
Printed Name: __Mark D. McLaughlin_______________________
Title: President

By: _/s/ Steffan Tomlinson________________________________
Printed Name: __Steffan Tomlinson_________________________
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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Amendment No. 1 to Building B Bridge Space Lease

[SIGNATURES CONTINUED FROM PRIOR PAGE]

LANDLORD: SANTA CLARA PHASE I PROPERTY LLC, a Delaware limited liability company

By: Santa Clara Campus Partners LLC,
         a Delaware limited liability company,
         its Sole Member

         By: Menlo Equities Development Company IX LLC,
                  a California limited liability company,
                  its Manager

                  By: Menlo Equities V LLC,
                           a California limited liability company,
                           its Manager

                           By: Menlo Legacy Holdings L.P.,
                                    a California limited partnership,
                                    its Managing Member

                                    By:_/s/ Henry D. Bullock________
                                                Henry D. Bullock, President

4.

EXHIBIT C
WORK LETTER
THIS WORK LETTER (“Work Letter”) sets forth the agreement of Landlord and Tenant with respect to the improvements to be constructed in the Leased Premises, as defined in the Lease to which this Work Letter is attached as an exhibit. In the event of any inconsistency between the terms of this Work Letter and the terms of the Lease, the terms of the Lease shall control. All defined terms used herein shall have the meanings set forth in the Lease, unless otherwise defined in this Work Letter.
1.Construction of Tenant Improvements. As used in this Work Letter, the term “Tenant Improvements” means the 2nd and 3rd Floor Tenant Improvements and the 4th Floor Tenant Improvements.
(a)Construction of 4th Floor Tenant Improvements. Tenant, through its architect, and Landlord, though its contractor, have prepared, and Landlord and Tenant have approved, the “4th Floor Working Drawings,” defined herein as the plans and specifications and working drawings for improvements to the portion of the Leased Premises located on the fourth floor of the Building (the “4th Floor Premises”), a list of which is attached hereto as Exhibit A. Landlord shall, through Devcon Construction, Inc. (the “Contractor”), furnish and install within the portion of the 4th Floor Premises, substantially in accordance with the 4th Floor Working Drawings, those items of general construction set forth on the 4th Floor Working Drawings (the “4th Floor Tenant Improvements”).
(b)Construction of 2nd and 3rd Floor Tenant Improvements. After completion of the process described in Paragraph 3 below concerning revisions to the 4th Floor Working Drawings to adapt them for use in the portion of the Leased Premises located on the second and third floors of the Building (the “2nd and 3rd Floor Premises”), Landlord shall, through the Contractor, furnish and install within the 2nd and 3rd Floor Premises, substantially in accordance with the plans, specifications, working drawings, and finishes to be approved by Landlord and Tenant pursuant to Paragraph 3 below, those items of general construction (the “2nd and 3rd Floor Tenant Improvements”) set forth on the 2nd and 3rd Floor Working Drawings (as defined in Paragraph 3 below). The parties intend the 2nd and 3rd Floor Working Drawings to be substantially the same as the 4th Floor Working Drawings (including but not limited to the finishes included therein).
(c)General. The quantities, character and manner of installation of all of the Tenant Improvements shall be subject to the limitations imposed by any applicable governmental regulations relating to conservation of energy and by applicable building codes and regulations. In addition, unless approved by Landlord in its sole discretion, Tenant agrees that the Tenant Improvements shall not require Landlord to perform work which would (i) require changes to structural components of the Building or the exterior design of the Building; (ii) require any material modification to the Building’s mechanical or electrical systems; (iii) be incompatible with the Building plans filed with the City of Santa Clara, California; or (iv) delay the completion of the Leased Premises beyond the Intended Commencement Date (this clause (iv) however, being subject to Tenant’s right to request Changes (as defined in Paragraph 5 below).
(d)Cost Estimates. To the extent possible, Landlord shall reasonably consult with Tenant concerning likely pricing impacts of design decisions for the Tenant Improvements as design progresses. Within ten (10) days after the date of this Amendment, with respect to the 4th Floor Tenant Improvements, and prior to the start of construction, with respect to the 2nd and 3rd Floor Tenant Improvements, Landlord shall submit to Tenant a written estimate of the cost of such improvements. Tenant shall have the right to request modifications to the design of the Tenant Improvements in accordance with and subject to the terms of this Work Letter if the cost estimates are unsatisfactory to Tenant.
2.[RESERVED]
3.Approval of Working Drawings for2nd and 3rd Floor Premises.
(a)Landlord and Tenant acknowledge that Tenant shall retain its architect to adapt the 4th Floor Working Drawings for use in the 2nd and 3rd Floor Premises, making such revisions thereto as are reasonably determined by Tenant to improve the functionality of the 2nd and 3rd Floor Premises. In this regard, Tenant’s architect shall prepare all architectural plans and specifications and finishes required for the construction of the 2nd and 3rd Floor Tenant Improvements (the “2nd and 3rd Floor Working Drawings”), in substantial conformance with the 4th Floor Working Drawings, and shall prepare drawings and specifications for Changes (as defined below), if any, requested or required pursuant to paragraph 5 below. Landlord’s engineer, or the engineer retained through Contractor, shall, as a cost of the Tenant Improvements, provides such engineering work as is required in connection with the Tenant Improvements.

(b)Tenant shall submit the 2nd and 3rd Floor architectural CAD backgrounds needed for the 2nd and 3rd Floor Working Drawings to Landlord for Landlord’s design-build engineers no later than November 30, 2015, and the architectural 2nd and 3rd Floor Working Drawings by December 11, 2015, for Landlord’s approval, which approval shall not be unreasonably withheld or conditioned, subject to Section 1(c) of this Work Letter. Landlord will provide written approval or disapproval of the architectural 2nd and 3rd Floor Working Drawings within two (2) business days after such submission. If Landlord disapproves any part of the submission, the disapproval shall include written instructions adequate for Tenant’s architect to revise the 2nd and 3rd Floor Working Drawings. Such revisions shall be subject to Tenant’s approval, which shall not be unreasonably withheld. In the case of disapproval, Tenant shall cause the necessary revisions to be made and the revised 2nd and 3rd Floor Working Drawings to be submitted to Landlord within three (3) business days of Landlord’s disapproval. Landlord will similarly approve or disapprove the revised 2nd and 3rd Floor Working Drawings within two (2) business days after submission thereof to Landlord, with disapprovals to be handled as with the original submission. It shall be deemed reasonable for Landlord to withhold consent to any element of the 2nd and 3rd Floor Working Drawings or any Change thereto that will be reasonably likely to delay completion of the 2nd and 3rd Floor Tenant Improvements beyond the 2nd and 3rd Floor Intended Commencement Date unless Tenant agrees that such delay will constitute a Tenant Delay.
(c)Upon Landlord’s approval of the 2nd and 3rd Floor Working Drawings, Landlord shall be authorized to cause the Contractor to proceed with the construction of the Tenant Improvements in accordance with the 2nd and 3rd Floor Working Drawings.
4.Cost of Tenant Improvements.
(a)The Tenant Improvements will be constructed by Landlord on an “open-book” basis and Tenant shall be entitled to receive and review copies of all invoices and contracts with respect to the Tenant Improvements. Landlord shall pay the cost of the Tenant Improvements (as further defined below); provided, however, that, subject to the terms and conditions of this Work Letter, Landlord shall contribute a maximum of $85 per rentable square foot to the cost of the Tenant Improvements, for an aggregate maximum of $10,366,005 (the “Landlord Fund”) and Tenant shall contribute the Excess (defined below). The Landlord Fund shall be utilized only for building improvements to the Building and any related “soft costs” as set forth in the below description of the “cost of the Tenant Improvements”, including, but not limited to, design fees, consulting fees for audio/visual equipment, costs related to cabling, telephone lines, security, mechanical/electrical engineers’ fees and construction management fees for construction managers retained by Landlord, and not for signage or furniture costs. Therefore, except as otherwise provided herein, Landlord shall pay the aggregate cost of the Tenant Improvements up to an amount not to exceed the Landlord Fund and Tenant shall pay the excess of the aggregate cost of the Tenant Improvements over the Landlord Fund (the “Excess”) plus the cost of all Tenant’s Work (defined in Paragraph 6 below). Tenant shall pay the Excess as provided in Paragraph 4(b), and Tenant shall pay the cost of the Tenant’s Work, if any, directly to the persons or entities performing same. The “cost of the Tenant Improvements” as used in this Work Letter shall include all costs incurred by Landlord to plan, design and perform the Tenant Improvements as specified by the Working Drawings and any approved (or deemed approved) revisions thereof (including any Change), including without limitation, the fees and charges of the Contractor, architects, engineers, all permit and inspection fees and charges, permit expediting charges, Landlord’s fee for construction administration in an amount equal to one percent (1%) of the total hard costs of the Tenant Improvements, electricity costs from the date of this Work Letter until the Lease Commencement Date, and any costs incurred by or charged to Landlord for (i) substitution of materials or finishes due to the unavailability of materials or finishes specified in the applicable Working Drawings that would materially delay completion of the Tenant Improvements (provided that Landlord shall give Tenant written notice of such substitution), (ii) necessary modification of any portions of the Building or its systems to accommodate the Tenant Improvements, and (iv) to the extent required on account of the construction of the Tenant Improvements, any change or alteration to comply with applicable laws, regulations, codes or ordinances and/or the requirements of any building inspector with jurisdiction over Tenant Improvements. Notwithstanding anything to the contrary herein, Landlord shall pay for at its sole cost and expense, and Tenant shall have no responsibility for and the Landlord Fund shall not be used for the following: (a) attorneys' fees incurred in connection with negotiation of construction contracts; (b) interest and other costs of financing construction costs; or (c) penalties and late charges attributable to Landlord’s failure to pay construction costs (except where arising from Tenant’s failure to timely pay the Excess). Notwithstanding the foregoing, Landlord shall have no obligation to pay any cost of the Tenant Improvements during any time that Tenant is in monetary or material non-monetary default for which Landlord has provided Tenant notice thereof, and in such event, Landlord may suspend completion of the Tenant Improvements for so long as such default continues, and any delay in completing the Tenant Improvements arising from such suspension in work shall constitute a Tenant Delay. Upon completion of the Tenant Improvements and payment in full for the same, any remaining portion of the Landlord Fund shall be retained by Landlord and Tenant shall have no rights therein.

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(b)If Landlord estimates at any time or from time to time that there will be an Excess, Landlord shall notify Tenant in writing of Landlord’s good faith estimate of the amount thereof, which estimate shall be itemized in reasonable detail. Tenant shall pay Landlord’s good faith estimate of the Excess billed by Landlord within ten (10) business days after it receives Landlord’s bill therefor. In the event Tenant fails to timely pay any such good faith estimate of the Excess, Landlord shall be entitled to suspend the performance of Landlord’s Work until such time as such payment is received by Landlord, and any delay in completion of the Tenant Improvements resulting from such suspension shall be deemed a Tenant Delay. At such time as the total cost of the Tenant Improvements is finally determined, Landlord shall notify Tenant of such amount in writing. If Tenant has not paid all of the Excess, such notice shall include Landlord’s bill to Tenant for the balance of the Excess not previously paid by Tenant, and if Tenant has paid more than the Excess, such notice shall include Landlord’s statement to Tenant showing the amount of the overpayment of the Excess. Tenant shall pay any such balance of the Excess to Landlord within ten (10) business days after the date when Tenant receives such notice and bill from Landlord, and Landlord shall pay any such overpayment of the Excess to Tenant within ten (10) business days after the date when Landlord gives such notice and statement to Tenant. All Landlord’s bills to Tenant for portions of the Excess and Landlord’s notice to Tenant of the finally determined cost of the Tenant Plans and the Landlord’s Work shall itemize the costs in question in reasonable detail.
5.Changes.
(a)Any request by Tenant for a change in the Tenant Improvements after approval of the applicable Working Drawings (a “Change”) shall be accompanied by all information necessary to clearly identify and explain the proposed Change (an “Estimate Request Form”). All Changes shall be subject to Landlord’s approval, not to be unreasonably withheld or condition, subject to Section 1(c) of this Work Letter. If Landlord is inclined to approve a Change, as soon as practicable after receipt of such an Estimate Request Form, Landlord shall notify Tenant of the estimated cost of such Change as well as the estimated increase in construction time caused by the Change (including the estimated amount of Tenant Delay), if any (a “Change Order”). Tenant shall approve in writing such estimates within two business days after receipt of Landlord’s notice, or the same shall be deemed disapproved. Upon receipt of such written request, Landlord shall be authorized to cause the Contractor to proceed with the implementation of the requested Change.
(b)The increased cost and time, as determined by Landlord, of all Changes, including the cost of architectural and engineering services required to revise the Working Drawings to reflect such Changes, the Contractor’s overhead and fee, and Landlord’s fee for construction administration services, shall be treated as costs of the Tenant Improvements, and shall be as determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord’s furnishing to Tenant appropriate back up information from the Contractor concerning the increased costs and increased construction time.
6.Tenant’s Work. Landlord and Tenant acknowledge and agree that certain work that Tenant may perform for Tenant’s occupancy of the Leased Premises, including but not limited to the procurement and installation of furniture, fixtures, equipment, artwork and interior signage are beyond the scope of the Tenant Improvements and shall be performed by Tenant or its contractors at Tenant’s sole cost and expense. All such work (“Tenant’s Work”) shall be subject to Landlord’s prior written approval in its reasonable discretion. By prior arrangement with Landlord’s property manager, Tenant shall be permitted access to the Leased Premises per the schedule attached hereto as Exhibit B, in order to perform the Tenant’s Work, and Tenant shall adopt a construction/installation schedule for Tenant’s Work in conformance with the Contractor’s schedule, and shall perform Tenant’s Work in such a way as not to hinder or delay the operations of Landlord or the Contractor in the Building. Any costs incurred by Landlord as a result of any interference with Landlord’s operations by Tenant or its contractors shall be deducted from the Landlord Fund (to the extent remaining), or if the Landlord Fund has been depleted, shall be paid for by Tenant as Excess. Landlord shall give Tenant prompt notice of such excess costs together with reasonable supporting documentation. Landlord shall make reasonable efforts to notify Tenant of any such interference of which Landlord has actual knowledge. Tenant’s contractors shall be subject to Landlord’s prior written approval, and to the administrative supervision of the Contractor. Tenant’s Work shall comply with all of the following requirements:
(a)Tenant’s Work shall not proceed until Landlord has approved in writing: (i) Tenant’s contractors, (ii) proof of the amount and coverage of public liability and property damage insurance carried by Tenant’s contractors in the form of an endorsed insurance certificate naming Landlord, the Contractor, and the agents of Landlord and the Contractor as additional insureds, in an amount not less than two million dollars, and (iii) complete and detailed plans and specifications for Tenant’s Work.
(b)Tenant’s Work shall be performed in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any event, all Tenant’s Work shall comply with all applicable laws, codes and ordinances of any governmental entity

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having jurisdiction over the Building. Landlord shall have no responsibility for Tenant’s failure to comply with such applicable laws. Any and all delay in obtaining a certificate of occupancy or a sign-off on the building permit card due to Tenant’s vendors is the responsibility of Tenant and shall be a Tenant’s Delay.
7.Substantial Completion; Tenant’s Delay.
(a)The applicable portion of the Tenant Improvements shall be deemed “substantially complete” upon the earlier of the following: (i) such portion of the Tenant Improvements has been substantially completed in accordance with the applicable Working Drawings and Landlord has delivered to Tenant of a temporary certificate of occupancy issued (or the building permit card “finaled”) by the City of Santa Clara for such portion of the Leased Premises, (ii) Tenant’s architect furnishes a certificate of substantial completion confirming that the applicable Tenant Improvements have been substantially completed, subject to details of construction, decoration or mechanical adjustment which do not unreasonably affect Tenant’s ability to do business in the Leased Premises, or (iii) the date upon which Tenant opens for business in the applicable portion of the Leased Premises.
(b)If Landlord shall be delayed in substantially completing the Tenant Improvements beyond the applicable Intended Commencement Date as a result of any of the following (“Tenant’s Delays”):
(i)Tenant’s failure to furnish the information, instructions, and plans, specifications, drawings, or finishes required in paragraph 3 or approve the Working Drawings, within the applicable time periods specified in paragraph 3 or the schedule attached hereto as Exhibit B; or
(ii)(A) If the scope of the 2nd and 3rd Floor Working Drawings is materially different from that set forth in the 4th Floor Working Drawings, or (B) any Changes to the 4th Floor Working Drawings, or (C) any Changes to the 2nd and 3rd Floor Working Drawings requested by Tenant after approval thereof pursuant to paragraph 5 (including without limitation Tenant Changes which are requested but not subsequently approved by Tenant pursuant to paragraph 5); or
(iii)Any interruption or interference in Landlord’s construction of the Tenant Improvements caused by Tenant, its contractors or its vendors; or
(iv)Tenant’s failure to timely pay any amounts which Tenant is obligated to pay under this Work Letter; or
(v)Any other circumstance defined as a Tenant Delay in this Work Letter; or
(vi)Any other act, neglect, failure or omission of Tenant, its agents, employees or contractors that persists for more than twelve (12) hours following Landlord’s notice to Tenant thereof;
then the date upon which the payment of rental under the Lease shall commence shall be advanced by the cumulative duration of such Tenant’s Delays.
8.Designation of Agent. Tenant hereby designates and appoints William Hammerson or Cambridge CM Inc. (“Agent”) as its agent to act on its behalf with respect to its duties and obligations under this Work Letter. For the purposes of this appointment, Agent’s authority shall specifically include, but in no way be limited to, the following: (i) the approval of the Design Development Plans, (ii) the submission of any Changes, (iii) the delivery of any Estimate Requests, (iv) the approval of any Landlord responses to Estimate Requests, (v) the approval of all costs and time of architectural services, required to revise the Working Drawings to reflect any Changes, (v) the authorization of any overtime, and (vi) the authority to execute and deliver to Landlord any written authorizations requested by Landlord in connection with the construction of the Tenant Improvements. Tenant expressly acknowledges that this Appointment is made with the knowledge that Landlord and its affiliates will rely on the authority granted to Agent herein. Accordingly, Landlord shall be deemed a third party beneficiary of this Appointment. Tenant further acknowledges that the authority hereby conferred will continue in full force and effect until Landlord shall receive notice in writing, signed by the Tenant, of the revocation of the authority herein granted. Such revocation shall be effective only as to actions taken by the Agent subsequent to receipt by Landlord of such notice. Tenant agrees to indemnify, defend and hold Landlord harmless from any and all claims, liabilities, losses, damages, costs and expenses, including without limitation, all reasonable attorneys’ fees, asserted against or suffered by Landlord resulting from Landlord’s reliance on this appointment.

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EXHIBIT A
4TH FLOOR WORKING DRAWINGS: LIST OF PLANS, SPECIFICATIONS AND DRAWINGS

1.	PALO ALTO NETWORKS TENANT IMPROVEMENTS – B4 ISSUED FOR PERMIT, DATED 10/30/15

2.	PALO ALTO NETWORKS TENANT IMPROVMENTS – SPECIFICATIONS ISSUED FOR PERMIT, DATED 10/30/15

ARCHITECT: GENSLER

EXHIBIT B
SCHEDULE

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
0	**Project Schedule**	**125 d**	**Fri 10/16/15**	**Fri 4/15/16**
1	**Authorization to Proceed**	0 d	Fri 10/16/15	Fri 10/16/15
2	Architectural Backgrounds Floor 4	0 d	Mon 10/26/15	Mon 10/26/15
3	Architectural Plans Floor 4	0 d	Fri 10/30/15	Fri 10/30/15
4	Architectural Backgrounds Floors 2 & 3	0 d	Mon 11/30/15	Mon 11/30/15
5	Architectural Plans Floors 2 & 3	1 d	Fri 12/11/15	Fri 12/11/15
6	**MEP Selection & Design**	**39.13 d**	**Tue 10/20/15**	**Wed 12/16/15**
7	MEP Selection	4 d	Tue 10/20/15	Mon 10/26/15
8	MEP Design 4th Floor	4 d	Mon 10/26/15	Fri 10/30/15
9	Fire Sprinkler Design 4th Floor	9 d	Fri 10/23/15	Thu 11/5/15
10	MEP Design Floors 2 & 3	9 d	Mon 11/30/15	Thu 12/10/15
11	Fire Sprinkler Design Floors 2 & 3	9 d	Fri 12/4/15	Wed 12/16/15
12	**PANW Requirements**	**58 d**	**Fri 10/30/15**	**Tue 1/26/16**
13	**4th Floor**	**6 d**	**Fri 10/30/15**	**Mon 11/9/15**
14	Floor Poke-thru Locations 4th Floor (Dimension	0 d	Fri 10/30/15	Fri 10/30/15
15	Cable Tray/Wire Management Layouts	0 d	Fri 11/6/15	Fri 11/6/15
16	AV Room Layouts	0 d	Mon 11/9/15	Mon 11/9/15
17	Security Plans	0 d	Mon 11/9/15	Mon 11/9/15
18	**3rd Floor**	**6 d**	**Mon 1/4/16**	**Tue 1/12/16**
19	Cable Tray/Wire Management Layouts	0 d	Mon 1/11/16	Mon 1/11/16
20	Floor Poke-thru Locations 4th Floor (Dimension	0 d	Mon 1/4/16	Mon 1/4/16
21	AV Room Layouts	0 d	Tue 1/12/16	Tue 1/12/16
22	Security Plans	0 d	Tue 1/12/16	Tue 1/12/16
23	**2nd Floor**	**6 d**	**Mon 1/18/16**	**Tue 1/26/16**
24	Floor Poke-thru Locations 4th Floor (Dimension	0 d	Mon 1/18/16	Mon 1/18/16
25	Cable Tray/Wire Management Layouts	0 d	Mon 1/25/16	Mon 1/25/16
26	AV Room Layouts	0 d	Tue 1/26/16	Tue 1/26/16
27	Security Plans	0 d	Tue 1/26/16	Tue 1/26/16
28	**4th Floor Long Lead Items (From Approval)**	**46 d**	**Mon 11/2/15**	**Fri 1/8/16**
29	Building Permit	10 d	Mon 11/2/15	Fri 11/13/15
30	Fire Sprinkler Permit	3 wks	Thu 12/17/15	Fri 1/8/16
31	Fire Alarm Permit	3 wks	Thu 12/17/15	Fri 1/8/16
32	Structural Permit (Operable Wall, IDFs?)	2 wks	Mon 11/2/15	Fri 11/13/15
33	Structural Steel	3 wks	Mon 11/2/15	Fri 11/20/15
34	Light Fixtures	6 wks	Mon 11/2/15	Tue 12/15/15

1 of 12 Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
35	Cable Tray/Wire Management	2 wks	Mon 11/2/15	Fri 11/13/15
36	VAV Boxes	2 wks	Mon 11/2/15	Fri 11/13/15
37	Ceiling Diffusers	3 wks	Mon 11/2/15	Fri 11/20/15
38	Millwork	4 wks	Mon 11/2/15	Tue 12/1/15
39	Fabric Wall Panel Material	2 wks	Mon 11/2/15	Fri 11/13/15
40	Doors/Frames/Hdwre (From Approval)	6 wks	Mon 11/2/15	Tue 12/15/15
41	Floor Covering (Carpet)	4 wks	Mon 11/2/15	Tue 12/1/15
42	Ceiling Tile	3 wks	Mon 11/2/15	Fri 11/20/15
43	Operable Wall	8 wks	Mon 11/2/15	Wed 12/30/15
44	**4th Floor Construction**	**61 d**	**Mon 11/2/15**	**Fri 1/29/16**
45	**Elevated Slab Utilities (Power/Phone/Data)**	**15 d**	**Mon 11/2/15**	**Fri 11/20/15**
46	Layout Slab Elec/Data	4 d	Mon 11/2/15	Thu 11/5/15
47	Core Drill Elevated Slab	3 d	Thu 11/5/15	Mon 11/9/15
48	Install (N) Waste Line (Breakroom)	4 d	Mon 11/9/15	Thu 11/12/15
49	Install Conduits/Floor Boxes	10 d	Mon 11/9/15	Fri 11/20/15
50	Inspection (Electrical)	1 d	Fri 11/20/15	Fri 11/20/15
51	**Overhead Work**	**16 d**	**Fri 11/6/15**	**Tue 12/1/15**
52	Layout Walls/Soffits/Polished Concrete	3 d	Fri 11/6/15	Tue 11/10/15
53	Layout Duct Runs/Electrical Runs/Lighting	2 d	Mon 11/9/15	Tue 11/10/15
54	Initial Floor Grind @ Polished Concrete (2 passes)	3 d	Mon 11/9/15	Wed 11/11/15
55	Fire Sprinkler Modifications	6 d	Mon 11/9/15	Mon 11/16/15
56	Install O/H Conduit Runs	10 d	Tue 11/10/15	Mon 11/23/15
57	Install O/H HW Supply & Returns	10 d	Wed 11/11/15	Tue 11/24/15
58	Install O/H Duct (Spiral)	6 d	Tue 11/10/15	Tue 11/17/15
59	Install Wire Management (Cable Tray)	3 d	Wed 11/11/15	Fri 11/13/15
60	Layout/Install VAV Boxes	3 d	Thu 11/12/15	Mon 11/16/15
61	Install Diffuser Taps @ Spiral Duct	3 d	Mon 11/16/15	Wed 11/18/15
62	Install O/H Duct (Flex)	4 d	Fri 11/13/15	Wed 11/18/15
63	Paint Overhead Space (1st Pass)	3 d	Thu 11/19/15	Mon 11/23/15
64	Fire Alarm Cabling	4 d	Tue 11/24/15	Tue 12/1/15
65	**Full Height Walls**	**18 d**	**Wed 11/11/15**	**Tue 12/8/15**
66	Frame Full Height Walls	4 d	Wed 11/11/15	Mon 11/16/15
67	Rough Electrical Walls	4 d	Tue 11/17/15	Fri 11/20/15
68	Install Backing (As Required)	2 d	Tue 11/17/15	Wed 11/18/15
69	Sheetrock 1 Side (Walls)	3 d	Thu 11/19/15	Mon 11/23/15

2 of 12
Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

DEVCON

ID	Task Name	Dur	Start	Finish
70	Inspection (Walls/Electrical)	1 d	Tue 11/24/15	Tue 11/24/15
71	Install Wall Sound Insulation	2 d	Wed 11/25/15	Mon 11/30/15
72	Sheetrock 2nd Side (Walls)	3 d	Tue 12/1/15	Thu 12/3/15
73	Fire Taping	2 d	Thu 12/3/15	Fri 12/4/15
74	Paint Overhead Space (2nd Pass)	2 d	Mon 12/7/15	Tue 12/8/15
75	**Soffits & Hard Lids**	**7 d**	**Tue 11/17/15**	**Wed 11/25/15**
76	Frame Soffit Drops	3 d	Tue 11/17/15	Thu 11/19/15
77	Sheetrock Soffits	2 d	Fri 11/20/15	Mon 11/23/15
78	Rough In for Lighting	3 d	Fri 11/20/15	Tue 11/24/15
79	Fire Tape Soffits	1 d	Wed 11/25/15	Wed 11/25/15
80	**Frame Partial Height Walls (6" above grid)**	**18 d**	**Wed 11/11/15**	**Tue 12/8/15**
81	Frame Walls	6 d	Wed 11/11/15	Wed 11/18/15
82	Rough Electrical Walls	5 d	Thu 11/19/15	Wed 11/25/15
83	Install Backing (As Required)	2 d	Thu 11/19/15	Fri 11/20/15
84	Inspection (Walls/Electrical)	1 d	Mon 11/23/15	Mon 11/23/15
85	Sheetrock 1 Side (Walls)	3 d	Tue 11/24/15	Mon 11/30/15
86	Install Wall Sound Insulation	2 d	Tue 12/1/15	Wed 12/2/15
87	Sheetrock 2nd Side (Walls)	3 d	Thu 12/3/15	Mon 12/7/15
88	Fire Taping	2 d	Mon 12/7/15	Tue 12/8/15
89	**Wall Furring @ Exterior**	**11 d**	**Thu 11/5/15**	**Thu 11/19/15**
90	Frame Walls	4 d	Thu 11/5/15	Tue 11/10/15
91	Rough Electrical Walls	3 d	Tue 11/10/15	Thu 11/12/15
92	Courtesy Inspection (Framing/Electrical)	1 d	Fri 11/13/15	Fri 11/13/15
93	Sheetrock Exterior Walls	3 d	Mon 11/16/15	Wed 11/18/15
94	Fire Taping	2 d	Wed 11/18/15	Thu 11/19/15
95	**IDF Room**	**11 d**	**Wed 12/9/15**	**Wed 12/23/15**
96	Install Condensing Units (On Roof)	1 d	Wed 12/9/15	Wed 12/9/15
97	Install Fan Coils (IDF Room)	2 d	Thu 12/10/15	Fri 12/11/15
98	Install Plywood Backboards	3 d	Thu 12/10/15	Mon 12/14/15
99	Install Line Sets (To Roof)	4 d	Fri 12/11/15	Wed 12/16/15
100	Inspection	1 d	Mon 12/14/15	Mon 12/14/15
101	Paint Walls (Tape and Top Finish)	2 d	Mon 12/14/15	Tue 12/15/15
102	Install Flooring (If Req'd)	2 d	Wed 12/16/15	Thu 12/17/15
103	Install Racks (By Others)	3 d	Fri 12/18/15	Tue 12/22/15
104	Install Wiremold/Power	2 d	Tue 12/22/15	Wed 12/23/15

3 of 12 Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
105	**Finishes**	**32 d**	**Wed 12/9/15**	**Mon 1/25/16**
106	Final Floor Grind/Floor Seal (Balance)	2 d	Wed 12/9/15	Thu 12/10/15
107	Protect Floor @ Polished Concrete	1 d	Fri 12/11/15	Fri 12/11/15
108	Wall/Soffit Finish (Level 4)	8 d	Wed 12/9/15	Fri 12/18/15
109	Wall Finish @ Wall Talkers (Level 5)	2 d	Fri 12/18/15	Mon 12/21/15
110	Paint on Whiteboards	3 d	Mon 12/21/15	Wed 12/23/15
111	Paint Walls/Soffits (1 Prime 1 Color)	4 d	Tue 12/22/15	Mon 12/28/15
112	Install Wall Angle	3 d	Thu 12/24/15	Tue 12/29/15
113	Install Ceiling Grid	4 d	Tue 12/29/15	Mon 1/4/16
114	Install Door Frames	5 d	Thu 12/24/15	Thu 12/31/15
115	Install Interior Glass Walls/Sliders Frames	3 d	Wed 12/30/15	Mon 1/4/16
116	Install Fabric Wall Panels	5 d	Thu 12/31/15	Thu 1/7/16
117	Data/Phones Down Walls	3 d	Mon 1/4/16	Wed 1/6/16
118	Electrical Trim (Walls)	4 d	Tue 12/29/15	Mon 1/4/16
119	Trim Fire Alarm	3 d	Thu 12/31/15	Tue 1/5/16
120	Install Light Fixtures Grid & Pendant Lights	5 d	Wed 12/30/15	Wed 1/6/16
121	Fire Sprinkler Drops in Grid	3 d	Thu 12/31/15	Tue 1/5/16
122	Install HVAC Registers @ Acoustical Ceilings	2 d	Tue 1/5/16	Wed 1/6/16
123	Install Casework @ Breakroom	2 d	Tue 12/29/15	Wed 12/30/15
124	Install Plumbing Trim	2 d	Thu 12/31/15	Mon 1/4/16
125	Tie Off Grid	2 d	Wed 1/6/16	Thu 1/7/16
126	ABOVE CEILING INSPECTION	1 d	Thu 1/7/16	Thu 1/7/16
127	Drop Ceiling Tile (Conference/Meeting/Huddle Rms	4 d	Fri 1/8/16	Wed 1/13/16
128	Install Carpet	5 d	Tue 1/12/16	Mon 1/18/16
129	Paint (E) Door Frames	3 d	Fri 1/15/16	Tue 1/19/16
130	Install Doors/Hdwre	4 d	Fri 1/15/16	Wed 1/20/16
131	Install Sliding Doors	3 d	Tue 1/19/16	Thu 1/21/16
132	Install Base	2 d	Wed 1/20/16	Thu 1/21/16
133	Painting Walls (Final Coat)	4 d	Wed 1/20/16	Mon 1/25/16
134	Final Clean	1 d	Fri 1/22/16	Fri 1/22/16
135	**Owner Fit Up**	**8 d**	**Tue 1/19/16**	**Thu 1/28/16**
136	Install Furniture Partitions	7 d	Tue 1/19/16	Wed 1/27/16
137	Conference Room Furniture	5 d	Fri 1/22/16	Thu 1/28/16
138	Electrical/Data Connections	5 d	Fri 1/22/16	Thu 1/28/16
139	Install AV Systems	7 d	Tue 1/19/16	Wed 1/27/16

4 of 12
Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
140	**Building Finals (4th Floor)**	**4 d**	**Tue 1/26/16**	**Fri 1/29/16**
141	Fire Sprinkler Final	1 d	Tue 1/26/16	Tue 1/26/16
142	Life Safety Final	2 d	Wed 1/27/16	Thu 1/28/16
143	HVAC Final	1 d	Fri 1/29/16	Fri 1/29/16
144	Electrical Final	1 d	Fri 1/29/16	Fri 1/29/16
145	Building Final	1 d	Fri 1/29/16	Fri 1/29/16
146	**PANW Move-In 4th Floor**	1 d	Mon 2/1/16	Mon 2/1/16
147	**2nd & 3rd Floor Long Lead Items (From Approval)**	**40 d**	**Mon 12/14/15**	**Thu 2/11/16**
148	Building Permit	14 d	Mon 12/14/15	Mon 1/4/16
149	Fire Sprinkler Permit	3 wks	Mon 12/14/15	Tue 1/5/16
150	Fire Alarm Permit	3 wks	Mon 12/14/15	Tue 1/5/16
151	Structural Permit (Operable Wall, IDFs?)	3 wks	Mon 12/14/15	Tue 1/5/16
152	Structural Steel	3 wks	Wed 1/6/16	Tue 1/26/16
153	Light Fixtures	6 wks	Mon 12/14/15	Tue 1/26/16
154	Cable Tray/Wire Management	2 wks	Mon 12/14/15	Mon 12/28/15
155	VAV Boxes	2 wks	Mon 12/14/15	Mon 12/28/15
156	Ceiling Diffusers	3 wks	Mon 12/14/15	Tue 1/5/16
157	Millwork	4 wks	Mon 12/14/15	Tue 1/12/16
158	Fabric Wall Panel Material	2 wks	Mon 12/14/15	Mon 12/28/15
159	Doors/Frames/Hdwre (From Approval)	6 wks	Mon 12/14/15	Tue 1/26/16
160	Floor Covering (Carpet)	4 wks	Mon 12/14/15	Tue 1/12/16
161	Ceiling Tile	3 wks	Mon 12/14/15	Tue 1/5/16
162	Operable Wall?	8 wks	Mon 12/14/15	Thu 2/11/16
163	**3rd Floor Construction**	**61 d**	**Tue 1/5/16**	**Thu 3/31/16**
164	**Elevated Slab Utilities (Power/Phone/Data)**	**15 d**	**Tue 1/5/16**	**Mon 1/25/16**
165	Layout Slab Elec/Data	4 d	Tue 1/5/16	Fri 1/8/16
166	Core Drill Elevated Slab	3 d	Fri 1/8/16	Tue 1/12/16
167	Install (N) Waste Line (Breakroom)	4 d	Tue 1/12/16	Fri 1/15/16
168	Install Conduits/Floor Boxes	10 d	Tue 1/12/16	Mon 1/25/16
169	Inspection (Electrical)	1 d	Mon 1/25/16	Mon 1/25/16
170	**Overhead Work**	**16 d**	**Mon 1/11/16**	**Mon 2/1/16**
171	Layout Walls/Soffits/Polished Concrete	3 d	Mon 1/11/16	Wed 1/13/16
172	Layout Duct Runs/Electrical Runs/Lighting	2 d	Tue 1/12/16	Wed 1/13/16
173	Initial Floor Grind @ Polished Concrete (2 passes)	3 d	Tue 1/12/16	Thu 1/14/16
174	Fire Sprinkler Modifications	6 d	Tue 1/12/16	Tue 1/19/16

2016
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
1/26 Fire Sprinkler Final
1/27 Life Safety Final
1/29 HVAC Final
1/29 Electrical Final
1/29 Building Final
2/1 PANW Move-In 4th Floor
12/14 Building Permit
12/14 Fire Sprinkler Permit
12/14 Fire Alarm Permit
12/14 Structural Permit (Operable Wall, IDFs?)
1/6 Structural Steel
12/14 Light Fixtures
12/14 Cable Tray/Wire Management
12/14 VAV Boxes
12/14 Ceiling Diffusers
12/14 Millwork
12/14 Fabric Wall Panel Material
12/14 Doors/Frames/Hdwre (From Approval)
12/14 Floor Covering (Carpet)
12/14 Ceiling Tile
12/14 Operable Wall?
1/5 Layout Slab Elec/Data
1/8 Core Drill Elevated Slab
1/12 Install (N) Waste Line (Breakroom)
1/12 Install Conduits/Floor Boxes
1/25 Inspection (Electrical)
1/11 Layout Walls/Soffits/Polished Concrete
1/12 Layout Duct Runs/Electrical Runs/Lighting
1/12 Initial Floor Grind @ Polished Concrete (2 passes)
1/12 Fire Sprinkler Modifications

5 of 12 Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
175	Install O/H Conduit Runs	10 d	Wed 1/13/16	Tue 1/26/16
176	Install O/H HW Supply & Returns	10 d	Thu 1/14/16	Wed 1/27/16
177	Install O/H Duct (Spiral)	6 d	Wed 1/13/16	Wed 1/20/16
178	Install Wire Management (Cable Tray)	3 d	Thu 1/14/16	Mon 1/18/16
179	Layout/Install VAV Boxes	3 d	Fri 1/15/16	Tue 1/19/16
180	Install Diffuser Taps @ Spiral Duct	3 d	Tue 1/19/16	Thu 1/21/16
181	Install O/H Duct (Flex)	4 d	Mon 1/18/16	Thu 1/21/16
182	Paint Overhead Space (1st Pass)	3 d	Fri 1/22/16	Tue 1/26/16
183	Fire Alarm Cabling	4 d	Wed 1/27/16	Mon 2/1/16
184	**Full Height Walls**	**18 d**	**Thu 1/14/16**	**Wed 2/10/16**
185	Frame Full Height Walls	4 d	Thu 1/14/16	Tue 1/19/16
186	Rough Electrical Walls	4 d	Wed 1/20/16	Mon 1/25/16
187	Install Backing (As Required)	2 d	Wed 1/20/16	Thu 1/21/16
188	Sheetrock 1 Side (Walls)	3 d	Fri 1/22/16	Tue 1/26/16
189	Inspection (Walls/Electrical)	1 d	Wed 1/27/16	Wed 1/27/16
190	Install Wall Sound Insulation	2 d	Thu 1/28/16	Fri 1/29/16
191	Sheetrock 2nd Side (Walls)	3 d	Mon 2/1/16	Wed 2/3/16
192	Fire Taping	2 d	Wed 2/3/16	Thu 2/4/16
193	Paint Overhead Space (2nd Pass)	2 d	Tue 2/9/16	Wed 2/10/16
194	**Soffits & Hard Lids**	**7 d**	**Wed 1/20/16**	**Thu 1/28/16**
195	Frame Soffit Drops	3 d	Wed 1/20/16	Fri 1/22/16
196	Sheetrock Soffits	2 d	Mon 1/25/16	Tue 1/26/16
197	Rough In for Lighting	3 d	Mon 1/25/16	Wed 1/27/16
198	Fire Tape Soffits	1 d	Thu 1/28/16	Thu 1/28/16
199	**Frame Partial Height Walls (6" above grid)**	**18 d**	**Thu 1/14/16**	**Wed 2/10/16**
200	Frame Walls	6 d	Thu 1/14/16	Thu 1/21/16
201	Rough Electrical Walls	5 d	Fri 1/22/16	Thu 1/28/16
202	Install Backing (As Required)	2 d	Fri 1/22/16	Mon 1/25/16
203	Inspection (Walls/Electrical)	1 d	Tue 1/26/16	Tue 1/26/16
204	Sheetrock 1 Side (Walls)	3 d	Wed 1/27/16	Fri 1/29/16
205	Install Wall Sound Insulation	2 d	Mon 2/1/16	Tue 2/2/16
206	Sheetrock 2nd Side (Walls)	3 d	Wed 2/3/16	Tue 2/9/16
207	Fire Taping	2 d	Tue 2/9/16	Wed 2/10/16
208	**Wall Furring @ Exterior**	**11 d**	**Fri 1/8/16**	**Fri 1/22/16**
209	Frame Walls	4 d	Fri 1/8/16	Wed 1/13/16

2016
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
1/13 Install O/H Conduit Runs
1/14 Install O/H HW Supply & Returns
1/13 Install O/H Duct (Spiral)
1/14 Install Wire Management (Cable Tray)
1/15 Layout/Install VAV Boxes
1/19 Install Diffuser Taps @ Spiral Duct
1/18 Install O/H Duct (Flex)
1/22 Paint Overhead Space (1st Pass)
1/27 Fire Alarm Cabling
1/14 Frame Full Height Walls
1/20 Rough Electrical Walls
1/20 Install Backing (As Required)
1/22 Sheetrock 1 Side (Walls)
1/27 Inspection (Walls/Electrical)
1/28 Install Wall Sound Insulation
2/1 Sheetrock 2nd Side (Walls)
2/3 Fire Taping
2/9 Paint Overhead Space (2nd Pass)
1/20 Frame Soffit Drops
1/25 Sheetrock Soffits
1/25 Rough In for Lighting
1/28 Fire Tape Soffits
1/14 Frame Walls
1/22 Rough Electrical Walls
1/22 Install Backing (As Required)
1/26 Inspection (Walls/Electrical)
1/27 Sheetrock 1 Side (Walls)
2/1 Install Wall Sound Insulation
2/3 Sheetrock 2nd Side (Walls)
2/9 Fire Taping
1/8 Frame Walls

6 of 12 Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
210	Rough Electrical Walls	3 d	Wed 1/13/16	Fri 1/15/16
211	Courtesy Inspection (Framing/Electrical)	1 d	Mon 1/18/16	Mon 1/18/16
212	Sheetrock Exterior Walls	3 d	Tue 1/19/16	Thu 1/21/16
213	Fire Taping	2 d	Thu 1/21/16	Fri 1/22/16
214	**IDF Room**	**11 d**	**Thu 2/11/16**	**Thu 2/25/16**
215	Install Condensing Units (On Roof)	1 d	Thu 2/11/16	Thu 2/11/16
216	Install Fan Coils (IDF Room)	2 d	Fri 2/12/16	Mon 2/15/16
217	Install Plywood Backboards	3 d	Fri 2/12/16	Tue 2/16/16
218	Install Line Sets (To Roof)	4 d	Mon 2/15/16	Thu 2/18/16
219	Inspection	1 d	Tue 2/16/16	Tue 2/16/16
220	Paint Walls (Tape and Top Finish)	2 d	Tue 2/16/16	Wed 2/17/16
221	Install Flooring (If Req'd)	2 d	Thu 2/18/16	Fri 2/19/16
222	Install Racks (By Others)	3 d	Mon 2/22/16	Wed 2/24/16
223	Install Wiremold/Power	2 d	Wed 2/24/16	Thu 2/25/16
224	**Finishes**	**32 d**	**Thu 2/11/16**	**Fri 3/25/16**
225	Final Floor Grind/Floor Seal (Balance)	2 d	Thu 2/11/16	Fri 2/12/16
226	Protect Floor @ Polished Concrete	1 d	Mon 2/15/16	Mon 2/15/16
227	Wall/Soffit Finish (Level 4)	8 d	Thu 2/11/16	Mon 2/22/16
228	Wall Finish @ Wall Talkers (Level 5)	2 d	Mon 2/22/16	Tue 2/23/16
229	Paint on Whiteboards	3 d	Tue 2/23/16	Thu 2/25/16
230	Paint Walls/Soffits (1 Prime 1 Color)	4 d	Wed 2/24/16	Mon 2/29/16
231	Install Wall Angle	3 d	Fri 2/26/16	Tue 3/1/16
232	Install Ceiling Grid	4 d	Tue 3/1/16	Fri 3/4/16
233	Install Door Frames	5 d	Fri 2/26/16	Thu 3/3/16
234	Install Interior Glass Walls/Sliders Frames	3 d	Wed 3/2/16	Fri 3/4/16
235	Install Fabric Wall Panels	5 d	Thu 3/3/16	Wed 3/9/16
236	Data/Phones Down Walls	3 d	Fri 3/4/16	Tue 3/8/16
237	Electrical Trim (Walls)	4 d	Tue 3/1/16	Fri 3/4/16
238	Trim Fire Alarm	3 d	Thu 3/3/16	Mon 3/7/16
239	Install Light Fixtures Grid & Pendant Lights	5 d	Wed 3/2/16	Tue 3/8/16
240	Fire Sprinkler Drops in Grid	3 d	Thu 3/3/16	Mon 3/7/16
241	Install HVAC Registers @ Acoustical Ceilings	2 d	Mon 3/7/16	Tue 3/8/16
242	Install Casework @ Breakroom	2 d	Tue 3/1/16	Wed 3/2/16
243	Install Plumbing Trim	2 d	Thu 3/3/16	Fri 3/4/16
244	Tie Off Grid	2 d	Tue 3/8/16	Wed 3/9/16

7 of 12
Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
245	ABOVE CEILING INSPECTION	1 d	Wed 3/9/16	Wed 3/9/16
246	Drop Ceiling Tile (Conference/Meeting/Huddle Rms	4 d	Thu 3/10/16	Tue 3/15/16
247	Install Carpet	5 d	Mon 3/14/16	Fri 3/18/16
248	Paint (E) Door Frames	3 d	Thu 3/17/16	Mon 3/21/16
249	Install Doors/Hdwre	4 d	Thu 3/17/16	Tue 3/22/16
250	Install Sliding Doors	3 d	Mon 3/21/16	Wed 3/23/16
251	Install Base	2 d	Tue 3/22/16	Wed 3/23/16
252	Painting Walls (Final Coat)	4 d	Tue 3/22/16	Fri 3/25/16
253	Final Clean	1 d	Thu 3/24/16	Thu 3/24/16
254	**Owner Fit Up**	**8 d**	**Mon 3/21/16**	**Wed 3/30/16**
255	Install Furniture Partitions	7 d	Mon 3/21/16	Tue 3/29/16
256	Conference Room Furniture	5 d	Thu 3/24/16	Wed 3/30/16
257	Electrical/Data Connections	5 d	Thu 3/24/16	Wed 3/30/16
258	Install AV Systems	7 d	Mon 3/21/16	Tue 3/29/16
259	**Building Finals (4th Floor)**	**4 d**	**Mon 3/28/16**	**Thu 3/31/16**
260	Fire Sprinkler Final	1 d	Mon 3/28/16	Mon 3/28/16
261	Life Safety Final	2 d	Tue 3/29/16	Wed 3/30/16
262	HVAC Final	1 d	Thu 3/31/16	Thu 3/31/16
263	Electrical Final	1 d	Thu 3/31/16	Thu 3/31/16
264	Building Final	1 d	Thu 3/31/16	Thu 3/31/16
265	**PANW Move-In 3rd Floor**	1 d	Fri 4/1/16	Fri 4/1/16
266	**2nd Floor Construction**	**61 d**	**Tue 1/19/16**	**Thu 4/14/16**
267	**Elevated Slab Utilities (Power/Phone/Data)**	**15 d**	**Tue 1/19/16**	**Wed 2/10/16**
268	Layout Slab Elec/Data	4 d	Tue 1/19/16	Fri 1/22/16
269	Core Drill Elevated Slab	3 d	Fri 1/22/16	Tue 1/26/16
270	Install (N) Waste Line (Breakroom)	4 d	Tue 1/26/16	Fri 1/29/16
271	Install Conduits/Floor Boxes	10 d	Tue 1/26/16	Wed 2/10/16
272	Inspection (Electrical)	1 d	Wed 2/10/16	Wed 2/10/16
273	**Overhead Work**	**16 d**	**Mon 1/25/16**	**Wed 2/17/16**
274	Layout Walls/Soffits/Polished Concrete	3 d	Mon 1/25/16	Wed 1/27/16
275	Layout Duct Runs/Electrical Runs/Lighting	2 d	Tue 1/26/16	Wed 1/27/16
276	Initial Floor Grind @ Polished Concrete (2 passes)	3 d	Tue 1/26/16	Thu 1/28/16
277	Fire Sprinkler Modifications	6 d	Tue 1/26/16	Tue 2/2/16
278	Install O/H Conduit Runs	10 d	Wed 1/27/16	Thu 2/11/16
279	Install O/H HW Supply & Returns	10 d	Thu 1/28/16	Fri 2/12/16

8 of 12

Wed 10/28/15

Palo Alto Networks
Preliminary Construction Schedule

DEVCON

ID	Task Name	Dur	Start	Finish
280	Install O/H Duct (Spiral)	6 d	Wed 1/27/16	Wed 2/3/16
281	Install Wire Management (Cable Tray)	3 d	Thu 1/28/16	Mon 2/1/16
282	Layout/Install VAV Boxes	3 d	Fri 1/29/16	Tue 2/2/16
283	Install Diffuser Taps @ Spiral Duct	3 d	Tue 2/2/16	Thu 2/4/16
284	Install O/H Duct (Flex)	4 d	Mon 2/1/16	Thu 2/4/16
285	Paint Overhead Space (1st Pass)	3 d	Tue 2/9/16	Thu 2/11/16
286	Fire Alarm Cabling	4 d	Fri 2/12/16	Wed 2/17/16
287	**Full Height Walls**	**18 d**	**Thu 1/28/16**	**Wed 2/24/16**
288	Frame Full Height Walls	4 d	Thu 1/28/16	Tue 2/2/16
289	Rough Electrical Walls	4 d	Wed 2/3/16	Wed 2/10/16
290	Install Backing (As Required)	2 d	Wed 2/3/16	Thu 2/4/16
291	Sheetrock 1 Side (Walls)	3 d	Tue 2/9/16	Thu 2/11/16
292	Inspection (Walls/Electrical)	1 d	Fri 2/12/16	Fri 2/12/16
293	Install Wall Sound Insulation	2 d	Mon 2/15/16	Tue 2/16/16
294	Sheetrock 2nd Side (Walls)	3 d	Wed 2/17/16	Fri 2/19/16
295	Fire Taping	2 d	Fri 2/19/16	Mon 2/22/16
296	Paint Overhead Space (2nd Pass)	2 d	Tue 2/23/16	Wed 2/24/16
297	**Soffits & Hard Lids**	**7 d**	**Wed 2/3/16**	**Mon 2/15/16**
298	Frame Soffit Drops	3 d	Wed 2/3/16	Tue 2/9/16
299	Sheetrock Soffits	2 d	Wed 2/10/16	Thu 2/11/16
300	Rough In for Lighting	3 d	Wed 2/10/16	Fri 2/12/16
301	Fire Tape Soffits	1 d	Mon 2/15/16	Mon 2/15/16
302	**Frame Partial Height Walls (6" above grid)**	**18 d**	**Thu 1/28/16**	**Wed 2/24/16**
303	Frame Walls	6 d	Thu 1/28/16	Thu 2/4/16
304	Rough Electrical Walls	5 d	Tue 2/9/16	Mon 2/15/16
305	Install Backing (As Required)	2 d	Tue 2/9/16	Wed 2/10/16
306	Inspection (Walls/Electrical)	1 d	Thu 2/11/16	Thu 2/11/16
307	Sheetrock 1 Side (Walls)	3 d	Fri 2/12/16	Tue 2/16/16
308	Install Wall Sound Insulation	2 d	Wed 2/17/16	Thu 2/18/16
309	Sheetrock 2nd Side (Walls)	3 d	Fri 2/19/16	Tue 2/23/16
310	Fire Taping	2 d	Tue 2/23/16	Wed 2/24/16
311	**Wall Furring @ Exterior**	**11 d**	**Fri 1/22/16**	**Tue 2/9/16**
312	Frame Walls	4 d	Fri 1/22/16	Wed 1/27/16
313	Rough Electrical Walls	3 d	Wed 1/27/16	Fri 1/29/16
314	Courtesy Inspection (Framing/Electrical)	1 d	Mon 2/1/16	Mon 2/1/16

2016
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
1/27 Install O/H Duct (Spiral)
1/28 Install Wire Management (Cable Tray)
1/29 Layout/Install VAV Boxes
2/2 Install Diffuser Taps @ Spiral Duct
2/1 Install O/H Duct (Flex)
2/9 Paint Overhead Space (1st Pass)
2/12 Fire Alarm Cabling
1/28 Frame Full Height Walls
2/3 Rough Electrical Walls
2/3 Install Backing (As Required)
2/9 Sheetrock 1 Side (Walls)
2/12 Inspection (Walls/Electrical)
2/15 Install Wall Sound Insulation
2/17 Sheetrock 2nd Side (Walls)
2/19 Fire Taping
2/23 Paint Overhead Space (2nd Pass)
2/3 Frame Soffit Drops
2/10 Sheetrock Soffits
2/10 Rough In for Lighting
2/15 Fire Tape Soffits
1/28 Frame Walls
2/9 Rough Electrical Walls
2/9 Install Backing (As Required)
2/11 Inspection (Walls/Electrical)
2/12 Sheetrock 1 Side (Walls)
2/17 Install Wall Sound Insulation
2/19 Sheetrock 2nd Side (Walls)
2/23 Fire Taping
1/22 Frame Walls
1/27 Rough Electrical Walls
2/1 Courtesy Inspection (Framing/Electrical)

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Preliminary Construction Schedule

DEVCON

ID	Task Name	Dur	Start	Finish
315	Sheetrock Exterior Walls	3 d	Tue 2/2/16	Thu 2/4/16
316	Fire Taping	2 d	Thu 2/4/16	Tue 2/9/16
317	**IDF Room**	**11 d**	**Thu 2/25/16**	**Thu 3/10/16**
318	Install Condensing Units (On Roof)	1 d	Thu 2/25/16	Thu 2/25/16
319	Install Fan Coils (IDF Room)	2 d	Fri 2/26/16	Mon 2/29/16
320	Install Plywood Backboards	3 d	Fri 2/26/16	Tue 3/1/16
321	Install Line Sets (To Roof)	4 d	Mon 2/29/16	Thu 3/3/16
322	Inspection	1 d	Tue 3/1/16	Tue 3/1/16
323	Paint Walls (Tape and Top Finish)	2 d	Tue 3/1/16	Wed 3/2/16
324	Install Flooring (If Req'd)	2 d	Thu 3/3/16	Fri 3/4/16
325	Install Racks (By Others)	3 d	Mon 3/7/16	Wed 3/9/16
326	Install Wiremold/Power	2 d	Wed 3/9/16	Thu 3/10/16
327	**Finishes**	**32 d**	**Thu 2/25/16**	**Fri 4/8/16**
328	Final Floor Grind/Floor Seal (Balance)	2 d	Thu 2/25/16	Fri 2/26/16
329	Protect Floor @ Polished Concrete	1 d	Mon 2/29/16	Mon 2/29/16
330	Wall/Soffit Finish (Level 4)	8 d	Thu 2/25/16	Mon 3/7/16
331	Wall Finish @ Wall Talkers (Level 5)	2 d	Mon 3/7/16	Tue 3/8/16
332	Paint on Whiteboards	3 d	Tue 3/8/16	Thu 3/10/16
333	Paint Walls/Soffits (1 Prime 1 Color)	4 d	Wed 3/9/16	Mon 3/14/16
334	Install Wall Angle	3 d	Fri 3/11/16	Tue 3/15/16
335	Install Ceiling Grid	4 d	Tue 3/15/16	Fri 3/18/16
336	Install Door Frames	5 d	Fri 3/11/16	Thu 3/17/16
337	Install Interior Glass Walls/Sliders Frames	3 d	Wed 3/16/16	Fri 3/18/16
338	Install Fabric Wall Panels	5 d	Thu 3/17/16	Wed 3/23/16
339	Data/Phones Down Walls	3 d	Fri 3/18/16	Tue 3/22/16
340	Electrical Trim (Walls)	4 d	Tue 3/15/16	Fri 3/18/16
341	Trim Fire Alarm	3 d	Thu 3/17/16	Mon 3/21/16
342	Install Light Fixtures Grid & Pendant Lights	5 d	Wed 3/16/16	Tue 3/22/16
343	Fire Sprinkler Drops in Grid	3 d	Thu 3/17/16	Mon 3/21/16
344	Install HVAC Registers @ Acoustical Ceilings	2 d	Mon 3/21/16	Tue 3/22/16
345	Install Casework @ Breakroom	2 d	Tue 3/15/16	Wed 3/16/16
346	Install Plumbing Trim	2 d	Thu 3/17/16	Fri 3/18/16
347	Tie Off Grid	2 d	Tue 3/22/16	Wed 3/23/16
348	ABOVE CEILING INSPECTION	1 d	Wed 3/23/16	Wed 3/23/16
349	Drop Ceiling Tile (Conference/Meeting/Huddle Rms	4 d	Thu 3/24/16	Tue 3/29/16

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Preliminary Construction Schedule

ID	Task Name	Dur	Start	Finish
350	Install Carpet	5 d	Mon 3/28/16	Fri 4/1/16
351	Paint (E) Door Frames	3 d	Thu 3/31/16	Mon 4/4/16
352	Install Doors/Hdwre	4 d	Thu 3/31/16	Tue 4/5/16
353	Install Sliding Doors	3 d	Mon 4/4/16	Wed 4/6/16
354	Install Base	2 d	Tue 4/5/16	Wed 4/6/16
355	Painting Walls (Final Coat)	4 d	Tue 4/5/16	Fri 4/8/16
356	Final Clean	1 d	Thu 4/7/16	Thu 4/7/16
357	**Owner Fit Up**	**8 d**	**Mon 4/4/16**	**Wed 4/13/16**
358	Install Furniture Partitions	7 d	Mon 4/4/16	Tue 4/12/16
359	Conference Room Furniture	5 d	Thu 4/7/16	Wed 4/13/16
360	Electrical/Data Connections	5 d	Thu 4/7/16	Wed 4/13/16
361	Install AV Systems	7 d	Mon 4/4/16	Tue 4/12/16
362	**Building Finals (4th Floor)**	**4 d**	**Mon 4/11/16**	**Thu 4/14/16**
363	Fire Sprinkler Final	1 d	Mon 4/11/16	Mon 4/11/16
364	Life Safety Final	2 d	Tue 4/12/16	Wed 4/13/16
365	HVAC Final	1 d	Thu 4/14/16	Thu 4/14/16
366	Electrical Final	1 d	Thu 4/14/16	Thu 4/14/16
367	Building Final	1 d	Thu 4/14/16	Thu 4/14/16
368	**PANW Move-In 2nd Floor**	1 d	Fri 4/15/16	Fri 4/15/16

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